Exhibit 99.1
 ReWalk Robotics  Investor Presentation  October 2023  Confidential – ReWalk Robotics 2023  NASDAQ:RWLK

 Forward Looking Statements  This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. All statements contained in this presentation other than statements of historical fact are forward-looking statements. Such forward-looking statements may include projections regarding ReWalk's future performance and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek," and similar terms or phrases. The forward-looking statements contained in this presentation are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk's control. Important factors that could cause ReWalk's actual results to differ materially from those indicated in the forward-looking statements are more fully described in ReWalk’s periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described in the section entitled "Risk Factors" in ReWalk's annual and quarterly reports that ReWalk files with the SEC.   In addition, this presentation contains estimates, projections and other information concerning market, industry and other data. ReWalk obtained this data from its own internal estimates and research and from academic and industry research, publications, surveys, and studies conducted by third parties, including governmental agencies. These data involve a number of assumptions and limitations, are subject to risks and uncertainties, and are subject to change based on various factors, including those discussed in ReWalk’s filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by ReWalk. While management believes such information is generally reliable, ReWalk has not independently verified any third-party information.  Forward-looking statements made in this presentation are based on a combination of facts and factors currently known to management and speak only as of the date hereof. Factors or events that could cause ReWalk's actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.  Confidential – ReWalk Robotics 2023

 Recovery After Neurological or Physical Injury and Disability  Confidential – ReWalk Robotics 2023  ReWalk Robotics Mission:  To fundamentally improve the quality of life for individuals with physical or neurological injury and disability through innovative technologies that enable mobility and wellness in rehabilitation and daily life.  YouTube Link:   youtu.be/UwIUJaYJ3iM

 Neurologic and physical disease or injury, including spinal cord injury (“SCI”) or stroke, historically results in a lifetime of disability and chronic health complications from a sedentary lifestyle.  ReWalk Robotics provides solutions that leverage robotics and biomechanics to facilitate physical and neurological rehabilitation in the clinic and at home, profoundly restoring functional mobility for patients otherwise highly limited in their day-to-day lives.  Getting People Back to Doing What They Love  Confidential – ReWalk Robotics 2023

 Strategic catalysts in 2023   FDA approval of stairs / curb capability  Acquisition of AlterG Anti-Gravity Systems  CMS approval for Medicare reimbursement of exoskeletons  FDA submission of next-generation of exoskeleton  Market-leading innovation – First-to-market personal exoskeleton for spinal cord injury, with over 600 placements worldwide  Large and growing market opportunity – Neurorehabilitation market valued at $1.1 billion and forecast to grow 8% annually  Strong cash position – Resources to fund organic growth, M&A, and internal development  Strategic vision – Leverage leadership position in exoskeletons to become consolidator of broad portfolio of high-value neurological and physical rehabilitation solutions   Experienced management – Multi-disciplinary leadership with successful track records in medical technology, life science tools, and biopharmaceuticals  A Leader in Neurological and Physical Rehabilitation Solutions  Confidential – ReWalk Robotics 2023

 A History of Innovation  Confidential – ReWalk Robotics 2023  ReWalk Robotics has consistently pioneered the rehabilitation industry to establish novel solutions as standard of care  First to:  2014  2015  2019  2020  2021  2022  2023  …establish exoskeleton SOP with the Dept. of Veterans Affairs  …establish HCPCS code for exoskeletons with Medicare  …submit claim for Medicare coverage for personal exoskeleton use at home and in the community   …market exoskeleton with de novo FDA approval  …establish exoskeletons within the Medical Device Directory in Germany   …introduce soft-suit technology with the ReStore exo-suit for stroke rehabilitation  …achieve two separate FDA Breakthrough Device Designations for next-gen. exoskeletons and exo-suits  …earn FDA clearance of personal exoskeleton for use on stairs and curbs  …pursue the consolidation strategy with AlterG acquisition

NeuroRehabilitation Market is Sizeable and Growing

Neurorehabilitation: *The rehabilitation and management of patients with diseases, injury, or disorders of the nervous system. Primary goals are to improve function, reduce symptoms, and improve the well-being of the patient.*

NeuroRehabilitation Equipment Market[1]
$ in billions



CAGR of 8.3%
$1.1
$2.5
2020
2030

NeuroRehabilitation Equipment Market by Product Type[1]



20%
32%
48%
Neuro Robotic Devices
Non-Invasive Stimulators
Brain-Computer Interfaces

7 Confidential – ReWalk Robotics 2023

 Product Portfolio     Confidential – ReWalk Robotics 2023  8

 Portfolio of Solutions in Neurological and Physical Rehabilitation  Confidential – ReWalk Robotics 2023  ReWalk Personal Exoskeleton  Cutting edge technology that provides paralyzed individuals with access to greater mobility and the health-related benefits of walking in daily life.  ReStore Exo-Suit  Versatile, robotic gait-training solution designed to promote restoration of functional walking patterns post-stroke through training in the clinic.     MyoCycle FES  Functional electrical stimulation (FES) bikes that enable users with weakness or paralysis to cycle under their own power in the clinic and at home.  Core Product  Distributed Product  Differential Air Pressure (DAP) technology that reduces the effects of gravity and enables users to move with calibrated support and reduced pain.  AlterG Anti-Gravity System

 Flagship Product – ReWalk Personal Exoskeleton  Confidential – ReWalk Robotics 2023  Unprecedented freedom – Only personal exoskeleton enabling ambulatory access to real-world environments, including locations with stairs or curbs  Natural gait – Only personal exoskeleton with six adjustable degrees of freedom for more natural walking  Robust construction – Engineered and built for years of daily use to keep up with users wherever they want to go  Customized fit – Customizable exoskeleton individually configured to optimize safety, function, and comfort  Dedicated support – ReWalk customer support team available from initial evaluation through everyday use   Vibrant community – A worldwide community of ReWalk Personal Exoskeleton users that share common experiences

 Regular access to exoskeleton-assisted walking results in a multitude of health and wellness benefits for people with spinal cord injury2-8  Frequently reported benefits in literature include reductions in common comorbidities after SCI, including:  Reduced spasticity  Improved bowel/bladder function  Reduced chronic pain  Proven Health Benefits  Confidential – ReWalk Robotics 2023  Health benefits reported by ReWalk users in a 2023 survey8

 Confidential – ReWalk Robotics 2023   Germany  65M lives covered by DGUV (workers compensation) in Germany since 2019  Contractual coverage for 30% of all Germans through Statutory and Private health insurance plans  23.2M lives covered since 2020  Additional 2M covered lives added in 2021  2022 German Federal Court case was withdrawn, upholding prior court decision that Exoskeletons directly compensate for disability   US  9M US Veterans covered under VA Personal Exoskeleton policy since 2015  Over 225 systems covered through private and other insurance, on a case-by-case basis  Medicare HCPCS code established 2020  Case-by-case submissions with Medicare started late 2022  2023 Medicare proposed Home Health Rule explicitly defines benefit category for Personal Exoskeletons  Increasing Progress of Reimbursement/Coverage

 SCI Market Potential to Be Determined by CMS Coverage  Confidential – ReWalk Robotics 2023  Eligible Candidates11,12  Reimbursement Pathway13,14  Potential Total Addressable Market   Prevalence of SCI Survivors  US  296,0009  Germany  74,00010  Global  7.1 Million10  US  15,416  Germany  2,064  Global  17,480  Potential  TAM   $1.75B

 Expert & proven development – NASA-derived DAP technology to reduce the effects of gravity and allow people to move in new ways with finely calibrated support and reduced pain  Established user base – Installed base of over 6,000 units at customers globally  Highly synergistic – combined market presence creates sales and support efficiencies across all product lines, expanding penetration into clinics with current and upcoming new designs  Accelerates drive to profitability – $20 million revenue and positive operating profit in 2022. Grew at a CAGR of 10% for 10 years pre-Covid.   Acquired Product – AlterG Anti-Gravity System  Confidential – ReWalk Robotics 2023

 AlterG Market Potential  Confidential – ReWalk Robotics 2023  Potential Total Addressable Market   US  14,000  Germany  3,500  Global  40,000  Potential  Global TAM   $1.2B  Inpatient Facilities  Outpatient Clinics  Professional & Elite Sports  US  1,15215  44,00016  1,400  Germany  28817  11,00017  350  Global  3,50017  130,00017  4,200  Appropriate customer based on patient/athlete population and sufficient capital budget

 ReStore Exo-Suit for Stroke Rehabilitation  Unique capabilities – only FDA and CE-cleared tool offering on-demand mechanical assistance to retrain post-stroke walking function during “push-off” (propulsion)  Enhanced gait training – improves training specificity and intensity by promoting power and symmetry in forward propulsion, as well as effective paretic limb advancement  Additional Product Lines   Confidential – ReWalk Robotics 2023  Distributed Product – MyoCycle FES  Broad indications – widely applicable across the physical and neurological rehabilitation spectrum, with specialized models for in-clinic and at-home use  Easy to use – simple setup, with intuitive controls allowing home users and clinicians to rapidly achieve therapeutic goals   Proven – FDA cleared to prevent muscle atrophy, reduce spasms, increase blood flow, and increase range of motion

 Exo-Suit Stroke Market Potential  Confidential – ReWalk Robotics 2023  Stroke Rehabilitation Centers18  Direct Sales Presence  In-Clinic Sales  Inpatient Facilities  Outpatient Clinics  US  1,15215  44,00016  Germany  28817  11,00017  Global  3,50017  130,00017  Clinic Market  1,824  Potential Total Addressable Market   Potential  TAM $55M

MyoCycle FES Market Potential

Personal (Home Use) Sales

	SCI	Stroke	MS
US	296,000[19]	7M[20]	1.0M[21]

Capital (In-Clinic) Sales

	Inpatient Facilities	Outpatient Clinics
US	1,152[24]	44,000[25]

Medical Eligibility[22]

ReWalk Dist. Rights[23]

NeuroRehab Focused Clinics[26]

Potential Total Addressable Market

US Clinic Market	3,600
US Personal Market	13,200
Total	**16,800**

=

Potential TAM $420M

18 Confidential – ReWalk Robotics 2023

 Consolidation Strategy     Confidential – ReWalk Robotics 2023  19

 Enhancements to technology and features of ReWalk Exoskeleton  Expansion of access through greater reimbursement coverage  Internal development of new products  Increasing penetration for distributed products  Consolidation Strategy Adds Scale and Supplements Growth  Confidential – ReWalk Robotics 2023  Approved, commercially established, adjacent products   High clinical benefit to patients  Capitalizes on our key capabilities to maximize financial synergies  Profitable within twelve months of purchase  Consolidation Accelerates Path to Profitability  OrganicGrowth  Acquisition Criteria

 Distribution of NeuroRehabilitation Technology Providers  NeuroRehabilitation Market Attractive for Further Consolidation  Confidential – ReWalk Robotics 2023  Fragmented industry with many small players  Mostly private companies with limited access to capital  Innovative technologies with distribution constraints  Complementary products sold to the neurorehabilitation clinic or for home/community use  Opportunity for ReWalk Robotics to Leverage Its Leadership Position and Capital  For illustrative purposes from proprietary ReWalk research

 Transaction Summary  Confidential – ReWalk Robotics 2023  A transformational step in our long-term strategy for growth from both our existing portfolio of products and from synergistic acquisitions

 Significantly enhances ReWalk’s position as leader in innovative neurorehabilitation technologies that enable mobility and wellness  Key Attributes of Transaction  Confidential – ReWalk Robotics 2023  Strategy  Adds novel technology – Differential Air Pressure – with proven commercial success and potential for further applications and growth  Technology  Creates comprehensive commercial sales team focusing on clinics and hospitals,   as well as sales to individuals for use in the home  Scale  Combined clinic sales team to capitalize on CMS proposed rule that would provide Medicare reimbursement for exoskeletons for home use  Execution

 ReWalk Key Capabilities  Powerful and Complementary Combination  Confidential – ReWalk Robotics 2023  Field Sales for Home Use  Marketing & Product Mgmt.  Clinical / Training  Regulatory / Quality  Reimbursement / Access  Operations / R&D  Public Company Resources  Creates a Formidable Platform for Consolidation in Neurological and Physical Rehabilitation   AlterG Key Capabilities  Commercial Track Record of Growth  Field Sales for Clinic Use  Extensive Service Engineer Network  Global Distributor Network  Manufacturing / Sourcing  Innovation / Product Development / IP  ReWalk Exoskeleton  ReStore  Exo-suit  MyoCycle  (Distributed)  Anti-Gravity Systems

 Perpetuating Cycle of Lead Generation  Confidential – ReWalk Robotics 2023  Clinic Customers  Individual Customers  Traditional AlterG   lead generation  Traditional ReWalk lead generation  AlterG  System  MyoCycle Pro  ReStore  Exo-Suit  MyoCycle Home  Clinic Network for Patient Training  ReWalk Personal  Exoskeleton  Patient Referrals from Clinical Customers  Combined portfolio strengthens engagement with clinics, driving more patient referrals and additional clinic opportunities

Deep and Talented Leadership Team



Larry Jasinski
Chief Executive Officer



Mike Lawless
Chief Financial Officer



Charles Remsberg
Chief Sales Officer



Jeannine Lynch
Vice President,
Strategy & Market Access



Kathleen O'Donnell
Vice President,
Marketing &
New Business Development



Miri Pariente
Vice President,
Operations, Regulatory
& Quality



Almog Adar
Vice President, Finance



David Hexner
Vice President,
Research & Development



Judy Kula
Vice President,
Customer Service &
Human Resources



Ami Kraft
Executive Advisor
to the CEO

26 Confidential – ReWalk Robotics 2023

Financial Summary  Confidential – ReWalk Robotics 2023  $38 million*   Cash & cash equivalents   (as of June 30, 2023)  Cash  No debt  Debt  Path to profitability by 2026 with existing cash balance  Cash Runway  Well Positioned for Funding Internal Growth   and Integration Strategy  *Note: Estimated cash balance after the impact of the acquisition of AlterG which had an initial cash outlay of approximately $20 million at closing on August 11, 2023.

 2023 Milestones & Catalysts    Confidential – ReWalk Robotics 2023  FDA clearance for use of our ReWalk Personal exoskeletons on stairs and curbs extends competitive advantage  Predictable and simplified Medicare payment and claims processing system established for exoskeletons  510k submission for FDA clearance of the next-generation ReWalk 7 exoskeleton  Successful acquisition of complementary product line  Submission of 35+ additional claims to Medicare for reimbursement  

 Expanding addressable market in United States and Germany;   first Medicare claims ongoing   ReWalk Robotics Well Positioned for Future Growth  Large, growing and fragmented Physical and Neurological Rehabilitation market with many attractive candidates for consolidation  Fundamentally changes lives for individuals with spinal cord injury  Leading Innovative Technology  Proven model for the distribution of complementary products to the clinical and home-use markets  Resources to fund multiple years of organic growth while also making acquisitions of adjacent product lines  Confidential – ReWalk Robotics 2023  Growing Reimbursement Coverage  Attractive Market Opportunity  Key Capabilities   for Success  Strong Balance Sheet

 NASDAQ:RWLK  Thank you!  Confidential – ReWalk Robotics 2023

 1 Allied Health Neurorehabilitation Market Report: https://www.alliedmarketresearch.com/neurorehabilitation-market-A10461  2 Asselin et al., Arch Phys Med Rehab (2021)   3 Gorman et al., J Clin Med (2021)   4 Duddy et al., Sensors (2021)   5 Shackleton et al., J Rehab Med (2019) Juszczak et al., Topics Spin Cord Inj Rehab (2018)   6 Faulkner et al., Journ Spinal Cord Med (2021)   7 Knezevic et al., Arch Phys Med Rehab (2021)   8 ReWalk user survey, 2023 N=41  9 National Spinal Cord Injury Statistical Center, Facts and Figures at a Glance. Birmingham, AL: University of Alabama at Birmingham, 2021.  10 Estimates based on scaling US statistics for total German and Global population sizes.  11 31% meet LOI eligibility criteria based on 2020 NSCISC annual report: www.nscisc.uab.edu/public/2020%20Annual%20Report%20-%20Complete%20Public%20Version.pdf   12 Of LOI-eligible, an estimated 30% meet additional eligibility criteria based on aggregate of 50% screen failure rate in literature: https://pubmed.ncbi.nlm.nih.gov/32800962/ plus ReWalk’s historical experience related to additional limiters (e.g. available transportation and time to attend training, motivation, companion availability, etc.) which are not accurately reflected within research populations.  13 56% of US SCI prevalence market cite Medicare or Medicaid as primary   14 30% of German Market covered for exoskeleton coverage by insurance contracts   Confidential – ReWalk Robotics 2023  References

 15 MedPAC 2021 Report: www.medpac.gov/wp-content/uploads/2021/10/mar21_medpac_report_ch9_sec.pdf   16 www.ibisworld.com/industry-statistics/number-of-businesses/physical-therapy-rehabilitation-centers-united-states/ (accessed Jan 2023)  17 Estimates based on scaling US statistics for total German and Global population sizes  18 Designated Primary Stroke Center www.ncbi.nlm.nih.gov/pmc/articles/PMC8886184/   19 National Spinal Cord Injury Statistical Center, Facts and Figures at a Glance. Birmingham, AL: University of Alabama at Birmingham, 2021.  20 www.strokeinfo.org/stroke-facts-statistics/   21 www.healthline.com/health/multiple-sclerosis/facts-statistics-infographic#1   22 Estimated eligibility across multiple disease states  23 Population percentage with enrolled VA benefits (2.7%) https://department.va.gov/about/#  24 MedPAC 2021 Report: www.medpac.gov/wp-content/uploads/2021/10/mar21_medpac_report_ch9_sec.pdf   25 www.ibisworld.com/industry-statistics/number-of-businesses/physical-therapy-rehabilitation-centers-united-states/ (accessed Jan 2023)  26 Locust Walk commissioned report. Sources: Wall Street Research, Locust Walk Analytics, GlobalData  Confidential – ReWalk Robotics 2023  References (cont’d)